UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 6, 2017

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904	46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14455 N. Hayden Road
Scottsdale, Arizona 85260
(Address of principal executive offices, including zip code)

(480) 505-8800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 6, 2017, GoDaddy Inc. hosted a conference call to discuss its financial results for the quarter ended September 30, 2017. The press release issued November 6, 2017 was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed on November 7, 2017. The purpose of this Current Report on Form 8-K/A is to furnish the transcript from the earnings call and investor presentation.
A copy of the transcript from the earnings call and the investor presentation are furnished as Exhibits 99.2 and 99.3, respectively. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
GoDaddy Inc. refers to non-GAAP financial information in both the press release and conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release furnished as Exhibit 99.1 to the Current Report on Form 8-K filed on November 7, 2017.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
99.2	Transcript of Earnings Conference Call on November 6, 2017
99.3	Investor Presentation of GoDaddy Inc. dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	November 8, 2017	/s/ Ray E. Winborne
Ray E. Winborne
Chief Financial Officer